UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	SABR	The NASDAQ Stock Market LLC
6.50% Series A Mandatory Convertible Preferred Stock	SABRP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 7, 2023, Sabre GLBL, Inc. (“Sabre GLBL”), a wholly-owned subsidiary of Sabre Corporation, entered into an amendment (the “Amendment”) to the commitment letter, dated May 25, 2023 (the “Commitment Letter”), with lenders led by affiliates of Centerbridge Partners, L.P. (such lenders collectively, the “Lenders”). Pursuant to the Commitment Letter, the Lenders committed to provide a senior secured term loan facility of up to $665 million (the “Term Loan Facility”) to Sabre Financial Borrower, LLC (the “Borrower”), a Delaware limited liability company and wholly-owned subsidiary of Sabre Corporation, subject to the Borrower using the proceeds from the Term Loan Facility for an intercompany loan (the “New Pari 1L Facility”) to Sabre GLBL. The Commitment Letter was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Sabre Corporation on May 25, 2023.

Among other things, the Amendment provides for the following modifications to the Commitment Letter:

a)

The aggregate amount available under the Term Loan Facility will be $700 million. The additional $35 million will be available to the Borrower as commitments to provide incremental funding to the Borrower (the “Extended Term Loan Commitment”). The incremental facilities under the Extended Term Loan Commitments will be available in a single draw, subject to completion of certain customary conditions specified in the documentation for the Term Loan Facility and will be available for 120 days from the closing date of the Term Loan Facility.

b)

The Term Loan Facility will bear interest at a floating rate, payable quarterly and set in arrears every quarter based on the average of the highest yield to maturity of any tranche of Sabre GLBL’s or any of its affiliates’ outstanding third-party indebtedness (other than the Term Loan Facility, the New Pari 1L Facility or any securitization facility or special purpose financing of any joint venture) on each of the 20 prior trading days, plus (i) 25 basis points for cash interest or (ii) 175 basis points for payable-in-kind interest.

c)

All prepayments made on or prior to the third anniversary of the closing date will be subject to prepayment premiums as follows: (i) with respect to any prepayment occurring on or prior to the second anniversary of the closing date, a customary make-whole amount, and (ii) with respect to any prepayment occurring after the second anniversary of the closing date and on or prior the third anniversary of the closing date, 25% of the applicable interest margin.

d)	The same modifications set forth in paragraphs (a) through (c) apply to the New Pari 1L Facility.

Sabre Corporation and its affiliates intend to use the funds available under the Extended Term Loan to purchase Sabre GLBL’s senior secured notes, or other existing debt, in the open market, in privately negotiated transactions or otherwise at their discretion. Any such purchases may be on the same terms or, where applicable, on terms that are more or less favorable to holders of such debt than the terms of Sabre GLBL’s tender offers (the “Tender Offers”) pursuant to the offer to purchase dated May 25, 2023. Any such purchases will depend on various factors existing at that time. There can be no assurance as to which, if any, of these alternatives (or combinations thereof) Sabre Corporation and its affiliates may choose to pursue or as to when any such alternatives (or combinations thereof) may be pursued.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Forward-Looking Statements

Certain statements herein are forward-looking statements about trends, future events, uncertainties and our plans and expectations of what may happen in the future. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “expect,” “believe,” “likely,” “encouraged,” “resilient,” “outlook,” “goal,” “opportunity,” “target,” “future,” “trend,” “plan,” “guidance,” “anticipate,” “will,” “forecast,” “continue,” “on track,” “objective,” “trajectory,” “scenario”, “strategy,” “estimate,” “project,” “possible,” “may,” “should,” “would,” “intend,” “potential,” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. More information about potential risks and uncertainties that could materially affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in our Quarterly Report on Form 10-Q filed with the SEC on May 4, 2023, our Annual Report on Form 10-K filed with the SEC on February 17, 2023 and in our other filings with the SEC. We cannot guarantee future events, including funding of the Term Loan Facility and the New Pari 1L Facility and successful completion of the Tender Offers or any other repurchases of existing debt, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.1	First Amendment to Commitment Letter, dated June 7, 2023, among Sabre GLBL, Inc. and Lenders.

104	Cover Page Interactive Data File-formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2023

Sabre Corporation

By:	/s/ Michael Randolfi
	Name:	Michael Randolfi
	Title:	Executive Vice President and Chief Financial Officer